FAM

                                   VALUE FUND

                               EQUITY-INCOME FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 1997



                                 A 100% No-Load
                                      Fund



FAM FUNDS
P.O. Box 399
Cobleskill, NY  12043
(800) 932-3271

--------------------------------------------------------------------------------


DEAR SHAREHOLDER:

     This year's annual report combines the reporting for the FAM Value Fund and the FAM Equity-Income Fund. While both funds share a similar value-oriented philosophy, they differ in their purpose. FAM Value is a fund that concentrates on investing in businesses that have superior long-term prospects. There is little concern given to the income or dividend return that may be paid to shareowners. In FAM Value, dividends from stock holdings are an added plus rather than a primary consideration. This fund is most suitable for long term, growth oriented investors.

     FAM Equity-Income Fund shares the same value philosophy. However, in this fund we focus on stocks that pay a dividend. Thus, we are able to provide a quarterly income distribution to the shareholders of the fund. Over the years we have observed that stocks with superior investment prospects that also pay a dividend tend to provide a total return (appreciation plus dividend income) similar to FAM Value's long term results. FAM Equity-Income Fund is suitable for those investors who desire a quarterly income return coupled with long term appreciation. Because dividends are much more dependable than stock price movements, we anticipate that FAM Equity-Income will be slightly less volatile than its sister fund.

--------------------------------------------------------------------------------

FAM VALUE FUND 1997 PERFORMANCE

     During another year of exuberant markets, your Fund increased 39.06% during the twelve months ending December 31, 1997. This compares favorably to the 33.4% rise of the S&P 500 composite index which is weighted with companies considerably larger than those in the FAM Value Fund. It also compares favorably with the 22.2% gain of the Russell 2000 index - a composite of companies with smaller market capitalizations similar to our holdings. While we view this year's performance as being extraordinary, we want to reinforce our belief that one-year results of this magnitude can not be projected. Achieving 39.06% in a year is an exceptional event, not a normal one, and one that is not likely to be repeated.

     Our long term results are much more representative. The FAM Value's five and ten year average annual total returns of 14.7% and 18.9%, respectively, suggest more realistic expectations. As long term investors, we never assign great significance to the Fund's performance in a single year. Our focus continues to be on a five to six year time horizon. Due to the nature of our long term value 'buy and hold' strategy, our stock holdings change very little from year to year. For taxable shareholders this is a plus, since our net after-tax return compares very favorably with most funds which typically have higher turnover rates.

                                                      Total Return
                                             10 Years Ended December 31, 1997
                                             --------------------------------
                                              Compounded      Final Value of
                                                Annual         a $10,000
                                              Growth Rate    Initial Investment
                          -----------------------------------------------------
                          FAM Value Fund         18.9%           $56,302
                          -----------------------------------------------------
                          Russell 2000 Index     15.7%           $43,134
                          -----------------------------------------------------
                          S&P 500 Index          18.0%           $52,534
                          -----------------------------------------------------

     A review of 1997 indicates that our disappointments were few. We hope to be able to repeat this statement in future annual reports, but we doubt it! Our two worst performers - Hycor Biomedical (-47.9%) and Copley (-39.2%), combined had a negative impact of less than 1% on performance. Raven (-3.2%), another disappointment, is a stock that has performed well in the past and we expect it will in the future. You can be assured that the business prospects for all our stock holdings are being monitored carefully.

     On a  positive  note,  we  give  a  standing  ovation  to  the  outstanding performance of numerous Fund holdings. ESSEF (+102.6%), Vesta Insurance (+89.9%), and SouthTrust (+86%) are only a few of the securities which added significantly to your total return. Our gratitude goes out to the management teams of these companies. It is their ability to increase the enterprise value of each business that has contributed greatly to their stock's recognition in the marketplace. We all owe them a great deal of thanks.

     Change was also the order of business for 1997. Transworld Bancorp, an original holding in your Fund, was purchased by Glendale Federal for cash. We cannot say enough about the superb way Dave Hender, President, and Lou Galen, Chairman, managed this bank over the years. They ably confronted the difficulties of the California banking crisis in the early 1990s and built a strong franchise through good times and bad. This is a good example of our investment philosophy. While the stock had several years of lackluster performance, in the end it had a compounded return of 22.4%. We are sorry to say goodbye to such a worthwhile friend.

     Two additional companies in the portfolio were acquired during the year and remain in your Fund under their new names. Mailboxes, Etc., one of our largest stock holdings, was merged into U.S. Office Products. Since we felt that we were getting a favorable price for Mailboxes, we significantly pared our position to a smaller holding in U.S. Office Products. Salomon, the other company, was acquired by Travelers. Travelers is an insurance and financial services company. Over the years we have admired th excellent job that Sandy Weill, CEO, has accomplished and we welcome our new participation in the growth of this fine company.

1998 AND BEYOND

     As this is written, we have little idea what is in store for investments in 1998. Our optimism stems from the changing world we live in. As in the past, the next five to ten years will be a period of dynamic change. In the last decade, we could have neither predicted the fall of communism, nor anticipated the positive impact this change continues to have on worldwide economic prosperity as well as world peace. In the next decade, we are confident opportunities in every area, and especially for long term investors, will be abundant.

     However, as value investors, we must caution you not to replace sound investment principles with speculation no matter how optimistic the long term outlook. Benjamin Graham, the father of value investing, stated it another way in THE INTELLIGENT INVESTOR: "In most periods the investor must recognize the existence of a speculative factor in his common stock holdings. It is his task to keep this component within minor limits, and to be prepared financially and psychologically for adverse results that may be of short or long duration." A value investment approach dictates discipline, particularly when economic reality appears to be diverging from market activity. We have stated in the past that the rate of growth of corporate earnings - especially for large companies - has been slowing while stock prices continue to move to higher levels. As 1998 unfolds, this divergence may become more evident. What this bodes for the stock market is unknown, but we would be remiss if we did not point out that stock prices and market indices will inevitably decline at some future juncture. We would not be alarmed at such an occurrence. On the contrary, we would welcome any decline as an opportunity to buy long term investments at bargain prices.

     Even with all the changes that are occurring around us, we can assure you that we have made NO CHANGES in our investment philosophy or the way that we manage your Fund. We continue to focus on achieving long term, conservative investment returns by utilizing a value approach. We look for good businesses in industry groups that we can understand and evaluate, ones that are run by able management teams, and those which are financially strong and selling at a reasonable price. Together these elements comprise FAM's investment philosophy. It is an approach that we have found consistently beneficial over long periods of time and one which we will continue to adhere to in the future as well.


Sincerely,


/s/ Thomas O. Putnam                                   /s/ Diane C. Van Buren
Thomas O. Putnam                                       Diane C. Van Buren

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                              PERFORMANCE SUMMARY
                     For the Period Ended December 31, 1997


      Annual Total Investment Returns: January 2, 1987 to December 31, 1997
          ------------------------------------------------------------
                         FAM VALUE FUND  RUSSELL 2000 INDEX  S&P 500 INDEX
                              TOTAL           TOTAL             TOTAL
            FISCAL YEAR      RETURN           RETURN           RETURN
          ------------------------------------------------------------
               1987         -17.2%            - 8.8              5.3%
               1988          35.5%             24.9%            16.6%
               1989          20.3%             16.2%            31.7%
               1990         - 5.4%            -19.5%           - 3.1%
               1991          47.3%             46.1%            30.5%
               1992          25.1%             18.4%             7.6%
               1993           0.2%             18.9%            10.1%
               1994           6.8%            - 1.8%             1.3%
               1995          19.7%             28.4%            37.5%
               1996          11.2%             16.6%            22.9%
               1997          39.1%             22.2%            33.4%
          ------------------------------------------------------------

[graph omitted here]

Graph depicts comparison of initial $10,000 investment in FAM Value Fund versus the S&P 500 Index and the Russell 2000 Index for the years 1987 through 1997.


                            FAM           S&P 500    Russell 2000
                         Value Fund        Index        Index
                         ----------        -----        -----
               Initial     $10,000        $10,000       $10,000

                1987       $ 8,282        $10,530       $ 9,120

                1988       $11,219        $12,278       $11,391

                1989       $13,897        $16,170       $13,236

                1990       $12,768        $15,669       $10,655

                1991       $18,807        $20,448       $15,567

                1992       $23,528        $22,002       $18,432

                1993       $23,575        $24,224       $21,915

                1994       $25,178        $24,539       $21,521

                1995       $30,138        $33,741       $27,632

                1996       $33,514        $41,468       $32,192

                1997       $46,618        $55,318       $39,338





Past performance is not indicate of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
                            As of December 31, 1997


COMPARATIVE VALUATIONS
-------------------------------------------------------------------------------
                                        FAM          Russell          S&P
                                       Value           2000*          500
--------------------------------------------------------------------------------
Number of Stocks                         47            1950           499
Median Market Cap                     $652.7M          $500M          $6.8B
Price/Earnings Ratio                     20.7            20.4          24.3
Price/Book Ratio                          3.3             2.8           4.3
Return on Equity                         17.3            15.1          15.2
Earnings Growth Rate                     13.6            14.5          10.7
Turnover Rate                             9.47%           N/A            N/A

VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                        FAM            Russell         S&P
                                        Value           2000           500
--------------------------------------------------------------------------------
R-Squared                               0.39            1.00           1.00
Beta                                    0.58            1.00           1.00

COMPOSITION OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Life Insurance                                        15%
Banking                                               14%
Financial Services                                    13%
Machinery & Equipment                                 13%
Property & Casualty Insurance                         11%
Other                                                 10%
Diversified Manufacturing                              7%
Healthcare                                             7%
Electrical/Electronics                                 4%
Short Term Obligations                                 3%
Printing                                               3%
--------------------------------------------------------------------------------

For an explanation of the terms used in the above tables, please see page 10.
* Russell 2000 comparative valuations are as of 9/30/97.


                                Top Ten Holdings
                            (% of Total Net Assets)

CONMED Corporation                       6.4%
Kaydon Corporation                       5.9%
ReliaStar Financial                      5.8%
American Express                         4.2%
Fund American Ent                        4.1%
Allied Group, Inc.                       4.1%
ESSEF Corporation                        3.3%
Centura Banks                            3.0%
Protective Life Corporation              3.0%
SouthTrust Corporation                   2.7%




AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                        1              5              10
                                       Year           Year           Year
--------------------------------------------------------------------------------
FAM Value Fund                         39.1%          14.7%          18.9%
Russell 2000                           22.2%          16.4%          15.7%
S&P 500                                33.4%          20.3%          18.0%

--------------------------------------------------------------------------------




                       See Notes To Financial Statements.

FAM EQUITY-INCOME FUND 1997 PERFORMANCE
During 1997, your Fund's per share value increased 26.9%. Our benchmark, the Russell 2000, was up 22.2%. We attribute this performance to the market recognizing the fundamental value of the companies in the Fund as well as to growing earnings and increasing dividends. Larger companies have done well for the last three years and appear to be fully valued. Investors are now turning to smaller companies that are selling at more reasonable valuations and which have better prospects for growth. We invest only in companies where we have a high degree of confidence in the management teams. Ultimately it is the management team that is charged with meticulously executing their business strategy. We constantly monitor to make sure these companies are wisely investing the capital that we entrust to them - your capital. We have also had great success this year in finding companies that are undervalued and which have a catalyst for unlocking that value. This could be a new CEO, a new product, or an attractive acquisition.

Some of the stellar performers in the Fund include SouthTrust Corp. (+86%) which continued to build its financial services franchise value by growing its branch network throughout Florida. The bank acquired several branches and assets from other competitors. SouthTrust has been very successful in loaning money as well as keeping its overhead under control. We are reassured by the fact that insiders have been buying the stock at a continuous pace. Management also increased the dividend by 13.6% in the first quarter of 1997.

Poe & Brown began the year selling at a deep discount to what we thought the company was really worth. We like the company because of their aggressive approach to the insurance brokerage business. The company had doubled earnings over the previous three years and was expected to increase 1997 earnings by more than 15%. The stock returned 71.1% for the year. The company also raised the dividend by just over 7%.

New England Business Services (+61.9%) was a turnaround situation where we put our faith in the management team. The new CEO, Bob Murray, brought a "back to basics" approach to the business and was able to achieve positive unit growth in the core business of catalog business forms. He also made three acquisitions during the year and is well on the way to doubling the size of the business. The current dividend yield is 2.5%.

We also had a few disappointments during the course of the year. These are companies that we think will make a meaningful contribution to the fund in the future, but which need more time to execute their strategies. ADAC Laboratories (-17.3%) is a leader in the nuclear medicine field. The company has developed new methods for imaging internal organs that are used for diagnosing cancer and other tissue disease. These procedures recently received wider reimbursement approval and a full rollout of the product line will be forthcoming. This equipment is drastically cheaper than competing alternatives and we feel it will give the company a competitive edge in the future.

ATRION Corporation (-12.3%) is a medical device company that sold off its natural gas pipeline business early in the year. Management's strategy is to focus on higher growth businesses such as medical devices and three acquisitions in this area have been made over the last two years. The most recent acquisition was announced in December. The company is currently in the process of growing its customer base. ATRION has no debt, which gives them further capacity to make another acquisition this year.

Stanhome Inc. (+.8%) is another company that is divesting slower growth businesses. They are concentrating on their core giftware and collectibles division Enesco. Early in 1997, the company announced that it would seek a buyer for its direct selling and direct response businesses. The proceeds of the sales will be used primarily for repurchasing stock and to a lesser extent for smaller acquisitions. We believe this stock repurchase will drive the price of the stock higher and earnings will be higher a a concentrated company. The stock currently yields 4.2%.


FUTURE OUTLOOK
We enter 1998 with a large cash position (25%) that gives us the flexibility to take advantage of new stock ideas as well as add to existing positions. Overall, the companies in the Fund are anticipating higher profits in 1998 versus last year. In addition, companies that made acquisitions last year should see some increase in earnings this year. Many of the companies are also likely to increase their dividends as they have so often in the past.

We would be remiss if we did not offer a few words of caution. Despite the expected earnings growth of the companies in the Fund, we do not believe that the return achieved in 1997 is indicative of future returns. The environment over the last twelve months was unusually favorable to investors. There are no guarantees that this positive environment is going to continue. For example, it is unknown what effect the turmoil in South East Asian markets will have on US companies and the US financial markets. If we were to experience a correction in the market, we do believe that the Fund will be somewhat less volatile than the overall market because of its high dividend yield. Nonetheless, we would be affected to some degree.

We will maintain our disciplined approach to investing by concentrating on the fundamentals of the business and only buying stock in those companies that are selling at a significant discount to what we feel is the fair value of the company. We will not put your capital at risk for the sake of reaching for unrealistic returns. Your confidence is most appreciated.

Sincerely,


/s/Thomas O. Putnam                                 /s/Paul C. Hogan, CFA
Thomas O. Putnam                                    Paul C. Hogan, CFA

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                              PERFORMANCE SUMMARY
                     For the Period Ended December 31, 1997

      Annual Total Investment Returns: April 1, 1996 to December 31, 1997
--------------------------------------------------------------------------------
                         FAM Equity-Income   Russell 2000 Index   S&P 500 Index
Fiscal Year                Total Return        Total Return       Total Return
--------------------------------------------------------------------------------
4/1/96-12/31/96                11.8%            10.3%                15.2%
     1997                      26.9%            22.2%                33.4%
--------------------------------------------------------------------------------


[graph omitted here]

Graph depicts comparison of intital $10,000 investment in FAM Equity-Income Fund versus the S&P 500 INdex and the Russell 2000 Index for the time periods 4/1/96 thorugh 12/31/96 and 1/1/97 through 12/31/97.

                         4/1/96-12/31/96          12/31/97
                         ---------------          --------

Initial                      $10,000              $10,000

FAM Equity-Income            $11,190              $14,200

S&P 500 Index                $11,650              $15,541

Russell 2000 Index           $11,030              $13,479


Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

                             ----------------------
                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
                            As of December 31, 1997

COMPARATIVE VALUATIONS
--------------------------------------------------------------------------------
                                           FAM          Russell         S&P
                                           Equity-      2000*           500
                                           Income
--------------------------------------------------------------------------------
Number of Stocks                            20           1950           499
Median Market Cap                        $463.2M        $500M          $6.8B
Price/Earnings Ratio                        16.3          20.4         24.3
Price/Book Ratio                             3.1           2.8          4.3
Return on Equity                            18.9          15.1         15.2
Earnings Growth Rate                         9.3          14.5         10.7
Turnover Rate                              15.63          N/A           N/A

COMPOSITION OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Short Term Obligations                           23%
Banking                                          14%
Printing                                         11%
Diversified Manufacturing                         9%
Registered Investment Company                     9%
Other                                             9%
Chemical                                          8%
Healthcare                                        8%
Consumer Products                                 5%
Real Estate
     Investment Trusts                            5%
--------------------------------------------------------------------------------

For an explanation of the terms used in the above tables, please see page 10. *Russell 2000 comparative valuations are as of 9/30/97.



                                TOP TEN HOLDINGS
                            (% OF TOTAL NET ASSETS)

Allied Capital Corporation                                       8.6%
TrustCo Bank NY                                                  5.8%
New England Bus. Services                                        5.7%
RPM, Inc.                                                        4.9%
New Plan Realty                                                  4.8%
Deluxe Corporation                                               4.7%
Raven Industries                                                 4.6%
Poe & Brown                                                      4.3%
Home Port Bancorp                                                4.2%
South Trust Corporation                                          3.8%




                       AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED DECEMBER 31, 1997
                       --------------------------------------

                                                      Since
                                              1     Inception
                                             Year   (4/1/96)
                       --------------------------------------
                       FAM Equity-Income     26.9%   22.2%
                       Russell 2000          22.2%   18.9%
                       S&P 500               33.4%   28.6%
                       --------------------------------------

                            -------------------------
                                   FAM FUNDS
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS

BETA. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

EARNINGS GROWTH RATE. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

EXPENSE RATIO. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

MEDIAN   MARKET  CAP.   The  median   market  cap  is  the  midpoint  of  market
capitalization (market price times shares outstanding) of stocks in a portfolio.

NUMBER OF STOCKS. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO (P/E). The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

TURNOVER RATE. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rates for stock mutual funds is about 80%.

                                ---------------
                                   FAM FUNDS
--------------------------------------------------------------------------------
                           STATEMENTS OF INVESTMENTS
                            AND FINANCIAL STATEMENTS


               FAM Value Fund                            Page 13
               FAM Equity-Income Fund                    Page 22




                          INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the FAM Value Fund and the FAM Equity-Income Fund, as of December 31, 1997, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



/s/ McGladrey & Pullen, LLP
New York, New York
January 20, 1998

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 1997



COMMON STOCKS (96.7%)                                    SHARES           VALUE
                                                         ------           -----
BANKING (14.4%)
Bank North Group ....................................    57,715      $ 3,708,189
- multi-bank holding company in Burlington, VT
Centura Banks .......................................   146,250       10,091,250
- bank holding company located in North Carolina
First Empire Corporation ............................    17,300        8,044,500
- bank holding company located in Buffalo, NY
One Valley Bancorp ..................................   146,093        5,661,104
- largest bank holding company in West Virginia
Plumas Bank .........................................    57,024        1,019,304
- bank holding company located in
  Northern California
SouthTrust Corporation ..............................   142,000        9,008,125
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY .........................   162,398        4,425,346
- regional bank in the upstate New York area
U.S. Bancorp ........................................    20,924        2,342,180
- bank holding company headquartered in                              -----------
  Minneapolis, Minnesota                                              44,299,998
                                                                     -----------

BUSINESS SERVICES (1.0%)
*U.S. Office Products ...............................   151,492        2,973,031
                                                                     -----------
- supplier of office products and services to small businesses

CHEMICAL (0.5%)
*WD-40 Company .....................................      50,800       1,473,200
                                                                     -----------
- manufactures and distributes lubricant products

COMPUTER SOFTWARE & SERVICES (1.0%)
Reynolds & Reynolds ...............................      159,500       2,940,781
                                                                     -----------
- software for automotive dealers and business forms

CONSUMER SERVICES (1.3%)
*Franklin Covey Company ............................     184,000       4,048,000
                                                                     -----------
-  time management products and training seminars

DIVERSIFIED MANUFACTURING (7.1%)
CLARCOR, Inc. ......................................     182,500       5,406,563
- manufactures filtration and container products
* Environment One Corporation ......................      18,000         189,000
- manufactures low pressure sewer systems and
  detection systems
*+ESSEF Corporation ................................     678,370      10,853,920
- water treatment and systems, swimming pool, and
  spa equipment
+ Raven Industries .................................     254,441       5,470,482
- manufactures plastics, electronics, and                            -----------
  sewn products                                                       21,919,965
                                                                      ----------


                       See Notes to Financial Statements.

                                ----------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                       STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 1997
                                                         Shares      Value
--------------------------------------------------------------------------------
ELECTRICAL/ELECTRONICS ( 4.4%)
*C-COR Electronics, Inc. .......................        420,600     $ 6,466,725
- electronic equipment for cable and broadband
  data transmission systems
+IFR Systems ...................................        424,500       6,579,750
- communications, test and measurement, avionics,
  fiber optic test instruments
Sage Laboratories, Inc. .........................        45,500         580,125
                                                                     ----------
- microwave components and systems                                   13,626,600
                                                                     ----------

FINANCIAL SERVICES (12.8%)
American Express ..................................     154,500      13,789,125
-  financial, travel, and information services firm
* Berkshire Hathaway ..............................          26       1,196,000
-  holding company for various insurance &
   industrial companies
Financial Secs Assurance Hldgs. Ltd. ..............      51,800       2,499,350
-  financial guaranty insurer of municipal bonds and
   asset-backed securities
Fund American Enterprises Hldgs., Inc. ............     111,975      13,548,975
-  financial guaranty, personal property and casualty,
   and reinsurance
Travelers Group, Inc. .............................     152,550       8,218,631
                                                                     ----------
-  P & C insurance, life insurance, Smith Barney
   & Salomon Brothers                                                39,252,081
                                                                     ----------

GROCERY STORES (1.5%)
Hannaford Brothers .................................    105,700       4,591,344
- operates 143 supermarkets in 8 states from Maine to South Carolina

HEALTHCARE (7.4%)
*+CONMED Corporation ...............................    807,562      21,198,503
-  advanced electrosurgical and disposable medical
   products
* Copley Pharmaceuticals, Inc. .....................     54,700         307,688
-  generic, prescription, and over-the-counter
   pharmaceutical products
*+Hycor Biomedical .................................    800,000       1,250,000
-  specializes in allergy diagnostic products                        ----------
                                                                     22,756,191
                                                                     ----------

PROPERTY AND CASUALTY INSURANCE (10.5%)
Allied Group, Inc. .................................    473,287      13,547,840
- regional holding company which writes auto and
  homeowners insurance
*Farm Family Holdings ..............................    173,000       5,633,313
- insurance for members of Farm Bureau
Gainsco, Inc. ......................................     92,100         782,850
- commercial auto insurance
+Intercargo Corporation ............................    429,650       5,692,863
- specialty marine insurer
Vesta Insurance Group, Inc. ........................    112,000       6,650,000
                                                                     ----------
- P & C reinsurance and personal auto insurance                      32,306,866
                                                                     ----------



                       See Notes To Financial Statements.

                                -----------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                       STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 1997


                                                        SHARES         VALUE
                                                        ------         -----
INSURANCE AGENCY (1.9%)
Poe & Brown, Inc. ...................................   133,075     $ 5,938,472
                                                                    -----------
-  one of the largest independent general insurance
   agencies in the U.S.
LIFE INSURANCE (14.8%)
+Allied Life ........................................   369,850       8,090,469
-  specializes in universal and term life insurance,
    and annuity products
Protective Life Corporation .........................   167,200       9,990,200
-  individual and group life/health ins. and
   guaranteed investment contracts
ReliaStar Financial .................................   466,200      19,201,613
-  life insurance, annuities, and mutual funds
UNUM Corporation ....................................   146,760       7,980,075
                                                                    -----------
-  leading provider of disability insurance in the U.S.
   and United Kingdom                                                45,262,357
                                                                    -----------
MACHINERY & EQUIPMENT (12.5%)
IDEX Corporation ...................................... 156,600       5,461,425
-  proprietary, highly engineered industrial products
   & pumps
Kaydon Corporation .................................... 595,000      19,411,875
-  custom-engineered products including bearings,
   filters, and piston rings
+Modern Controls, Inc. ...............................  416,718       4,583,898
-  precision measurement, process sensing, and control
   instruments/systems
Regal-Beliot Corporation .............................   53,300       1,575,681
-  supplier of power transmission equipment and
   cutting tools
Tennant Corporation ..................................  201,400       7,325,925
                                                                    -----------
-  commercial and institutional floor maintenance
   equipment and products                                            38,358,804
                                                                    -----------

PRINTING (3.4%)
*CSS Industries, Inc. ................................  241,550       7,697,813
-  giftware, bows, Halloween and Easter novelty products
Deluxe Corporation ...................................   25,300         872,850
-  leading producer of checks and deposit tickets in the
   U.S., banking software
New England Business Services ........................   55,300       1,866,375
                                                                    -----------
- leading supplier of business forms/printed products to
  small businesses in U.S.                                           10,437,038
                                                                    -----------

REGISTERED INVESTMENT COMPANY (2.2%)
+Allied Capital Corporation ..........................  295,591       6,576,900
                                                                    -----------
-  small business loan and venture capital corporation

TOTAL COMMON STOCKS (Cost $146,230,806) ..............              296,761,628
                                                                    -----------

SHORT TERM OBLIGATIONS (3.3%) .......................  Principal
                                                       ---------
U.S. Treasury Note 5%, due 1/31/98
   (Cost $9,994,673) ................................ $10,000,000     9,993,745
                                                                    -----------

TOTAL INVESTMENTS (Cost $156,225,479)(100%) .........              $306,755,373
                                                                   ============

*   Non-income producing
+   See Note 5


                       See Notes to Financial Statements.

                                ----------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997


ASSETS
Investment in securities at market value
            (Cost $156,225,479) ...........................         $306,755,373
Cash at interest ..........................................           25,318,643
Receivable for shares purchased ...........................            1,174,710
Dividends and interest receivable .........................              597,608
                                                                     -----------
                     Total Assets .........................          333,846,334
                                                                     -----------
LIABILITIES
Payable for investment securities purchased ...............              163,468
Payable for shares redeemed ...............................               90,279
Accrued management fees ...................................              274,335
Accrued expenses ..........................................              159,558
                                                                     -----------
                     Total Liabilities ....................              687,640
                                                                     -----------
NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of
           beneficial interest ............     $182,627,659
  Undistributed net investment income .....              201
  Accumulated net realized gains ..........              940
  Net unrealized appreciation .............      150,529,894
                                                 -----------

                     Net Assets ...........................        $ 333,158,694
                                                                   =============

Net asset value per share; 9,317,777 shares of
            beneficial interest outstanding (Note 3) ......               $35.76
                                                                          ======



                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997

INVESTMENT INCOME
   INCOME:
            Dividends ............................................   $ 3,218,795
            Interest .............................................       793,780
                                                                      ----------
                Total Income .....................................     4,012,575
                                                                      ----------

   EXPENSES:
            Investment advisory fee (Note 2) .....................     2,687,138
            Administrative fee (Note 2) ..........................        67,178
            Shareholder servicing and related expenses (Note 2) ..       280,411
            Printing and mailing .................................       102,046
            Professional fees ....................................        67,988
            Registration fees ....................................        32,185
            Custodial fees .......................................        35,121
            Trustees .............................................        12,599
            Other ................................................        52,628
                                                                      ----------
               Total Expenses ....................................     3,337,294
                                                                      ----------
               Net Investment Income .............................       675,281
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ...............................     9,525,635
  Unrealized appreciation of investments .........................    79,137,694
                                                                      ----------
               Net Gain on Investments ...........................    88,663,329
                                                                      ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $89,338,610
                                                                     ===========


                       See Notes to Financial Statements.


                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1997 and 1996



                                                                       1997             1996
                                                                       ----             ----
CHANGE IN NET ASSETS FROM OPERATIONS:
            Net investment income ............................   $     675,281    $   1,647,125
            Net realized gain on investments .................       9,525,635        5,833,011
            Unrealized appreciation of investments ...........      79,137,694       19,714,649
                                                                   -----------      -----------
                     Net Increase in Net Asset From Operations      89,338,610       27,194,785

DISTRIBUTIONS TO SHAREHOLDERS FROM:
            Net investment income ............................        (675,363)      (1,647,567)
            Net realized gain on investments .................      (9,525,314)      (5,832,424)
CAPITAL SHARE TRANSACTIONS (Note 3): .........................         642,392      (33,494,361)
                                                                   -----------      -----------
                     Total Increase (Decrease) in Net Assets .      79,780,325      (13,779,567)
NET ASSETS:
            Beginning of year ................................     253,378,369      267,157,936
                                                                   -----------      -----------
            End of year ......................................   $ 333,158,694    $ 253,378,369
                                                                 =============    =============


                       See Notes to Financial Statements.

                                ----------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.     SUMMARY OF ACCOUNTING POLICIES

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high long term total return, consisting of appreciation and dividend income from investments in equity related securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a)   VALUATION OF SECURITIES
     Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

b)   FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c)   USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)   OTHER
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
       Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. No such reimbursement was required for the year ended December 31, 1997. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $1.75 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .025% of the Fund's average daily net assets.

                                  ------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3.  SHARES OF BENEFICIAL INTEREST
         At December 31, 1997, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


            Year Ended December 31:
                                                              1997                         1996
                                                              ----                         ----
                                                     Shares         Amount         Shares         Amount
                                                     ------         ------         ------         ------

            Shares sold .......................    1,996,336    $ 66,431,872     1,100,612    $ 27,944,994
            Shares issued on reinvestment
               of dividends ...................      268,172       9,587,161       272,279       7,209,938
            Shares redeemed ...................   (2,496,046)    (75,376,641)   (2,691,657)    (68,649,293)
                                                  ----------     -----------    ----------     -----------

               Net increase (decrease)              (231,538)   $    642,392    (1,318,766)   $(33,494,361)
                                                  ==========    ============    ==========    ============


NOTE 4.  INVESTMENT TRANSACTIONS

         During the year ended December 31, 1997, purchases and sales of investment securities, other than short term obligations, were $24,444,156 and $59,707,799. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

         The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                  Unrealized appreciation ..............    $153,960,074
                  Unrealized depreciation ..............      (3,430,180)
                                                            ------------
                  Net unrealized appreciation ..........    $150,529,894
                                                            ============

NOTE 5.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
         Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of December 31, 1997, amounted to $70,296,785. For the year ended December 31, 1997, dividend income of $358,263 was received from affiliated companies, as well as realized gains of $1,236,910 from the sale of such companies.

                                ----------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6. SELECTED FINANCIAL INFORMATION

PER SHARE INFORMATION                                            YEARS ENDED DECEMBER 31,
(For a share outstanding throughout
the year) ...............................      1997              1996            1995            1994            1993
                                               ----              ----            ----            ----            ----

Net asset value, beginning of year ......   $  26.53        $    24.58        $  21.04        $  20.40        $  20.50
                                            --------        ----------        --------        --------        --------

Income from investment operations:
Net investment income ...................       0.08              0.18            0.21            0.12            0.09
Net realized and unrealized gain (loss)
            on investments ..............      10.29              2.58            3.94            1.27           (0.05)
                                            --------        ----------        --------        --------        --------

Total from investment operations ........      10.37              2.76            4.15            1.39            0.04
                                            --------        ----------        --------        --------        --------

Less distributions:
Dividends from net investment income ....      (0.08)            (0.18)          (0.21)          (0.12)          (0.09)
Distributions from net realized gains ...      (1.06)            (0.63)          (0.40)          (0.63)          (0.05)
                                            --------        ----------        --------        --------        --------

Total distributions .....................      (1.14)            (0.81)          (0.61)          (0.75)          (0.14)
                                            --------        ----------        --------        --------        --------

Change in net asset value for the year ..       9.23              1.95            3.54            0.64           (0.10)
                                            --------        ----------        --------        --------        --------
Net asset value, end of year ............   $  35.76  $          26.53  $        24.58  $        21.04  $        20.40
                                            ========  ================  ==============  ==============  ==============


TOTAL RETURN ............................      39.06%            11.23%          19.71%           6.82%           0.21%

Ratios/supplemental data
Net assets, end of year (000) ...........   $ 333,159     $     253,378     $   267,158     $   210,579     $   220,138

Ratios to average net assets of:
            Expenses ....................       1.24%             1.27%           1.25%           1.39%           1.39%
            Net investment income .......       0.25%             0.64%           0.92%           0.58%           0.57%
Portfolio turnover rate .................       9.47%            12.48%           9.67%           2.15%           4.83%
Average commission rate paid (per share)*   $   0.0409$           0.0497



*For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged.

                             FAM EQUITY-INCOME FUND
                            STATEMENT OF INVESTMENTS
                               December 31, 1997



COMMON STOCKS (76.9%)                                    SHARES         VALUE
BANKING (14.0%)                                          ------         -----
Home Port Bank ......................................     8,000       $183,000
- single bank holding company for Nantucket
   Saving Bank
SouthTrust Corporation ..............................     2,600        164,938
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY .........................     9,361        255,087
- regional bank in the upstate New York area                           -------
                                                                       603,025
                                                                       -------

CHEMICAL (7.7%)
WD-40 Company ........................................   4,000         116,000
-  manufactures and distributes lubricant products
RPM, Inc. ............................................  14,125         215,406
-  specialized chemical protective coatings, fabrics,                  -------
   and wall coverings                                                  331,406
                                                                       -------

CONSUMER PRODUCTS (4.6%)
Jostens, Inc. ........................................   4,300          99,169
-  school related products including class rings,
   yearbooks,diplomas, etc.
Stanhome .............................................   3,900         100,181
-  worldwide marketing firm specializing in quality                    -------
   giftware and collectibles                                           199,350
                                                                       -------

DIVERSIFIED MANUFACTURING (9.0%)
CLARCOR, INC. ........................................   4,200         124,425
-  manufactures industrial filtration and
   container products
Gorman-Rupp ..........................................   2,900          61,263
-  manufactures high volume pumps
Raven Industries .....................................   9,400         202,100
-  manufactures plastics, electronics, and sewn products               -------
                                                                       387,788
                                                                       -------
HEALTHCARE (8.0%)
*ADAC Laboratories ...................................   3,500          69,125
-  leader in nuclear medicine imaging equipment
Atrion Corporation ...................................   9,900         137,363
-  specialty medical devices
Landauer, Inc. .......................................   4,900         137,200
-  leader in radiation testing and personal dosimeters                 -------
                                                                       343,688
                                                                       -------

INSURANCE AGENCY (4.4%)
Poe & Brown, Inc. ....................................   4,200         187,425
-  one of the largest independent general insurance                    -------
   agencies in the U.S.

LIFE INSURANCE (3.1%)
ReliaStar Financial ..................................   3,200         131,800
-  life insurance, annuities, and mutual funds                         -------



                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                       STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 1997



                                                         SHARES         VALUE
                                                         ------         -----
PROPERTY & CASUALTY INSURANCE (1.8%)
PXRE Corporation ....................................    2,400        $ 79,650
-  reinsurance company                                                --------

PRINTING (10.6%)
Deluxe Corporation ..................................    6,000         207,000
-  leading producer of checks and deposit tickets
   in the U.S., banking software
New England Business Services .......................    7,400         249,750
-  leading supplier of business forms/printed products                 --------
   to small businesses in U.S.                                         456,750
                                                                       -------
REAL ESTATE INVESTMENT TRUSTS (4.9%)
New Plan Realty .....................................    8,300         211,650
-  oldest REIT specializing in apartments, strip                       --------
   shopping centers, factory outlets

REGISTERED INVESTMENT COMPANY (8.8%)
Allied Capital Corporation ..........................   17,016         378,605
-  venture capital corporation for                                     --------
   entrepreneurs and management

TOTAL COMMON STOCKS (cost $2,500,418) ...............                3,311,137
                                                                    ----------

SHORT TERM OBLIGATIONS (23.1%)
U.S. Treasury Bills, 5.1% with maturities to ........   Principal
            2/12/98 (cost $996,590) .................  $1,000,000      996,590
                                                                    ----------
TOTAL INVESTMENTS (Cost $3,497,008)(100%) ...........               $4,307,727
                                                                    ==========

* Non-income producing


                       See Notes to Financial Statements.

                             -----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997


ASSETS
Investment in securities at market value
            (Cost $3,497,008) ................................      $ 4,307,727
Cash at interest .............................................           95,606
Dividends and interest receivable ............................           10,842
Deferred organization costs ..................................            9,644
                                                                    -----------
      Total Assets ...........................................        4,423,819
                                                                    -----------
LIABILITIES
Payable to investment advisor ................................           21,930
Accrued expenses .............................................           16,107
                                                                    -----------
     Total Liabilities .......................................           38,037
                                                                    -----------
NET ASSETS
Source of Net Assets:
     Net capital paid in on shares of
              beneficial interest .............  $ 3,575,093
     Undistributed net investment income ......           20
     Accumulated net realized gain/loss .......          (50)
     Net unrealized appreciation ..............      810,719
                                                 -----------
            Net Assets .......................................      $ 4,385,782
                                                                    ===========
Net asset value per share; 332,174 shares of
            beneficial interest outstanding (Note 3) .........      $     13.20
                                                                          =====



                       See Notes to Financial Statements.

                             -----------------------
                            FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997



INVESTMENT INCOME
   INCOME:
            Dividends ............................................    $  87,298
            Interest .............................................       39,453
                                                                      ---------
               Total Income ......................................      126,751
                                                                      ---------

   EXPENSES:
            Investment advisory fee (Note 2) .....................       33,560
            Administrative fee (Note 2) ..........................          839
            Custodian fee ........................................        2,615
            Organization costs ...................................        2,967
            Shareholder servicing and related expenses (Note 2) ..        3,112
            Registration fees ....................................       12,199
            Professional fees ....................................       17,017
            Trustees .............................................       10,623
            Printing and mailing .................................          710
            Other ................................................          557
                                                                      ---------
                Total Expenses ...................................       84,199
                                                                      ---------

                Less:Investment advisory fee and other expenses
                waived or assumed by advisor (Note 2) ............      (33,859)
                                                                      ---------
                Net Expenses .....................................       50,340
                                                                      ---------
                Net Investment Income ............................       76,411
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments .............................      139,414
    Unrealized appreciation of investments .......................      617,264
                                                                      ---------
          Net Gain on Investments ................................      756,678
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......................    $ 833,089
                                                                      =========



                       See Notes to Financial Statements.

                             ---------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                   April 1, 1996
                                                      Year Ended  (inception) to
                                                     December 31,   December 31,
                                                        1997           1996
                                                        ----           ----
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..........................   $    76,411   $    37,223
  Net realized gain (loss) on investments ........       139,414           (79)
  Unrealized appreciation of investments .........       617,264       193,454
                                                       ---------       -------
     Net Increase in Net Assets From Operations ..       833,089       230,598
                                                       ---------       -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..........................       (76,381)      (37,233)
  Net realized gain on investments ...............      (139,385)         --


CAPITAL SHARE TRANSACTIONS (Note 3): .............     1,229,936     2,245,158
                                                       ---------       -------
     Total Increase in Net Assets ................     1,847,259     2,438,523

NET ASSETS:
  Beginning of year ..............................     2,538,523       100,000
                                                       ---------       -------
  End of year ....................................   $ 4,385,782   $ 2,538,523
                                                     ===========   ===========


                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF ACCOUNTING POLICIES
          FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no- load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

          a) VALUATION OF SECURITIES
             Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

          b) FEDERAL INCOME TAXES
             It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

          c) USE OF ESTIMATES
             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          d) OTHER
             Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. Although not required to d so, the Advisor further waived fees and assumed expenses, aggregating $33,859, so as to reduce the Fund's expense ratio to 1.5% of average daily net assets. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $1.75 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .025% of the Fund's average daily net assets.

                             -----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3.   SHARES OF BENEFICIAL INTEREST

          At December 31, 1997, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                                April 1, 1996
                                    Year Ended                  (inception) to
                                    December 31, 1997          December 31, 1996
                                    -----------------          -----------------

                                 Shares        Amount       Shares        Amount
                                 ------        ------       ------        ------

Shares sold .................    140,533    $ 1,699,500     224,909    $ 2,284,587
Shares issued on reinvestment
    of dividends ............     15,428        197,459       3,189         33,792
Shares redeemed .............    (54,820)      (667,024)     (7,065)       (73,221)
                                 -------       --------      ------        -------

    Net increase ............    101,141    $ 1,229,935     221,033    $ 2,245,158
                                 =======    ===========     =======    ===========


NOTE 4.   INVESTMENT TRANSACTIONS
          During the year ended December 31, 1997, purchases and sales of investment securities, other than short term obligations, were $1,166,622 and $396,177. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

          The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                    Unrealized appreciation ..............     $ 838,300
                    Unrealized depreciation ..............        (27,581)
                                                               ----------
                    Net unrealized appreciation ..........     $ 810,719
                                                               =========

                              --------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS



NOTE 5.  SELECTED FINANCIAL INFORMATION

                                                                April 1, 1996
     Per share information                        Year Ended   (inception) to
     (For a share outstanding                     December 31,  December 31,
      throughout the period)                         1997           1996
                                                     ----           ----

Net asset value, beginning of period .........    $  10.99       $  10.00
                                                  --------       --------
Income from investment operations:
Net investment income ........................        0.27           0.19
Net realized and unrealized gain (loss)
   on investments ............................        2.72           0.99
                                                  --------       --------

Total from investment operations .............        2.99           1.18

Less distributions:
Dividends from net investment income .........       (0.27)         (0.19)
Distributions from net realized gains ........       (0.51)            --
                                                  --------       --------

Total distributions ..........................       (0.78)         (0.19)
                                                  --------       --------

Change in net asset value for the period .....        2.21           0.99
                                                  --------       --------
Net asset value, end of period ...............    $  13.20       $  10.99
                                                  ========       ========

Total Return** ...............................       26.90%         15.90%

Ratios/supplemental data
Net assets, end of period (000) ..............    $  4,386       $   2,539

Ratios to average net assets of:**
   Expenses, total ...........................        2.50%          5.04%
   Expenses, net of fees waived and
      expenses assumed by advisor ............        1.50%          1.50%
   Net investment income .....................        2.27%          3.05%
Portfolio turnover rate ......................       15.63%          0.00%
Average commission rate paid (per share)* ....    $  0.0535      $  0.0460


* For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged.
** Annualized for period less than one year.

INVESTMENT ADVISOR
------------------
Fenimore Asset Management, Inc.
Cobleskill, NY


CUSTODIAN
---------
Chase Manhattan Bank, N.A.
New York, NY


independent auditors
--------------------
McGladrey & Pullen, LLP
New York, NY


TRUSTEES
--------
Joseph J. Bulmer, PhD
Roger A. Hannay
John W. Krueger, CLU
Thomas O. Putnam
Diane C. Van Buren
Bernard H. Zais, CLU


LEGAL COUNSEL
-------------
Dechert Price & Rhoads
Washington, DC


SHAREHOLDER SERVICING AGENT
---------------------------
FAM Shareholder Services, Inc.
Cobleskill, NY



                             FAM FUNDS
                             111 North Grand Street
                             P.O. Box 399
                             Cobleskill, NY 12043
                             (800) 932-3271






                                      FAM

                                   VALUE FUND

                               EQUITY-INCOME FUND







                                 ANNUAL REPORT

                               December 31, 1997




                                       A
                                      100%
                                    No-Load
                                      Fund





                                                                       FAM FUNDS
                                                                    P.O. BOX 399
                                                           COBLESKILL, NY  12043
                                                                  (800) 932-3271